UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

SUNSHINE BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-41282	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

1177 Avenue of the Americas, 5th Floor

New York , NY 10036

(Address of principal executive offices) (zip code)

(332) 216-1147

(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SBFM	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SBFMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2024, Sunshine Biopharma, Inc. (the “Company”), agreed to sell, and the Company’s Chief Executive Officer and Chairman, Dr. Steve Slilaty, agreed to purchase 100,000 shares of the Company’s Series “B” Preferred Stock (the “Preferred Stock”) for cash consideration of $10,000 (the “Transaction”). Each share of the Preferred Stock is entitled to 1,000 votes per share. The Series B Preferred Stock is non-convertible, non-redeemable, non-retractable, and has superior liquidation rights to the common stock at $0.10 per share.

The issuance of the Preferred Stock pursuant to the Transaction is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the exemptions provided by Section 4(a)(2) of the Securities Act.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 4, 2024, Dr. Slilaty, as the holder of the majority of the voting power of the stockholders of the Company, approved by written consent to effect a reverse stock split of the Company’s common stock at a ratio up to 1-for-200. The reverse stock split is anticipated to be effectuated 20 days after the mailing of its definitive information statement (the preliminary form of which was filed with the Securities and Exchange Commission on March 5, 2024) to stockholders, to regain compliance with Nasdaq Marketplace Rule 5550(a)(2), requiring a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”). There is no assurance the Company will regain compliance with the Minimum Bid Price Requirement.

As of March 4, 2024, Dr. Slilaty held approximately 57.4% of the total issued and outstanding shares of voting securities of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2024	SUNSHINE BIOPHARMA, INC.

By: /s/ Dr. Steve N. Slilaty
Name: Dr. Steve N. Slilaty
Title: Chief Executive Officer

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